SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



                                November 22, 2006
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  1-31895                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                            5215 West Laurel Street
                             Tampa, Florida  33607
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     On November 22, 2006, Odyssey Marine Exploration, Inc. (the "Company") completed a private placement of 500,000 shares of its common stock and warrants to purchase 100,000 shares of common stock to three accredited investors for an aggregate purchase price of $1,500,000. The warrants are exercisable at $4.00 per share through November 22, 2008. The three investors include Robert R. Bears, Sr., Galleon Captains Offshore Ltd., and Galleon Captains Partners, L.P.

     The Company has agreed that it will file a Form S-3 registration statement under the Securities Act of 1933, as amended, to register the resale of the shares of common stock issued in this offering and the shares that may be issued upon exercise of the warrants. The Company is required to file the registration statement within 60 days of the closing of the offering and to use its commercially reasonable efforts to have the registration statement declared effective within 60 days of the filing of the registration statement. The Company will bear all of the costs of the registration statement.

     The securities were issued in reliance on the exemption provided by
Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. Each of the investors is "accredited," as that term is defined in Regulation D. The investors were given access to complete information about the Company. A Form D will be filed with the Securities and Exchange Commission in connection with the offering. There was no general solicitation and the appropriate restrictive legend was placed on the certificates issued.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The exhibits identified below are filed as part of this report:

     Exhibit 10.1   Form of Securities Purchase Agreement

     Exhibit 10.2   Form of Warrant to Purchase Common Stock


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.



Dated: November 28, 2006            By: /s/ Michael J. Holmes
                                        Michael J. Holmes
                                        Chief Financial Officer